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                                                                   Exhibit 99.1



                 CERTIFICATION OF PERIODIC FINANCIAL REPORTS
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            The undersigned Chief Executive Officer and Chief Financial Officer of Young Innovations hereby certify (to the best of their knowledge) that the form 10-Q for the period ending June 30, 2002 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Form 10-Q.



       /s/ Alfred E. Brennan Jr.
      ----------------------------------------------
      Alfred E. Brennan Jr., Chief Executive Officer




       /s/ Arthur L. Herbst Jr.
      ---------------------------------------------
      Arthur L. Herbst Jr., Chief Financial Officer




      August 14, 2002